THIS NOTE AND THE STOCK INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE ACTS, OR PURSUANT TO AN EXAMPTION FROM REGISTRAITON UNDER THE ACT AND UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH ARE ESTABLISHED BY MEANS OF AN OPINION TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND RENDERED BY LEGAL COUNSEL SATISFACTORY TO THE COMPANY.


                           OLD FASHIONED SYRUP COMPANY

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

$135,000.00                                      North Miami Beach, Florida
                                                 August 15, 2003

1. Promise to Pay. FOR VALUE RECEIVED, OLD FASHIONED SYRUP COMPANY, a Florida corporation (the "Company") promises to pay, in lawful money of the United States of America, to the order of Latitude Investment Corp., or assignee (the "Holder"), at North Miami Beach, Florida or at such other place as Holder shall from time to time direct, on or before October 15, 2004, the principal amount of One Hundred and Thirty Five Thousand Dollars and no cents ($135,000.00) plus interest at the sole discretion of the Holder at a rate of Six (6.0%) percent. If the Note is still outstanding after six (6) months from the date hereof, then at the option of the Holder, the principal and any interest accrued may be convertible into fifty-one (51%) percent of the issued and outstanding common stock of the Company in accordance with Section 3. Conversion.

2. Default. The Company shall be in default under this Note upon the occurrence of any of the following events:
         2.1 The Company fails to timely perform any of its obligations under, or otherwise breaches any covenants or warranties of this Note;
         2.2 Any statement, representation, or warranty made by the Company or its agents to Holder shall prove to have been false or materially misleading when made; and/or,
         2.3 The Company shall become insolvent, or unable to meet its obligations as they become due, or shall file or have filed against it, voluntarily or involuntarily, a petition under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall make an assignment for benefit of creditors, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process, or proceedings under any insolvency law or other statute or law providing for the modifications or adjustment of the rights of creditors.

         Upon any event of default, Holder may declare the entire unpaid principal balance of this Note and all accrued unpaid interest immediately due, without notice, and the Company agrees to pay such amount immediately in such event. In the event of default, the Company agrees to pay all of Holder's costs of collection, including attorney's fees; this shall include legal expenses for the bankruptcy proceedings or insolvency proceedings (including efforts to modify or vacate any automatic stay or injunction), court costs, appeals, post-judgement collection expenses and any other amount provided by law. The parties intend this provision to be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses. No delay or omission on the part of any

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

         Holder hereof in exercising any right or option herein given to such Holder shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. The Company hereby waives any applicable statue of limitations, presentment, demand for payment, protest and notice of dishonor.

3. Conversion. The Holder shall have conversion rights as follows (the "Conversion Rights"):

         3.1 Right To Convert. If such amount has not been paid in full within six months from the date of issuance of this Note, this Note shall be convertible, at the option of the Holder, into fifty one (51%) percent of the issued and outstanding common shares of the Company.

         3.2 Mechanics of Conversion. Before Holder shall be entitled to convert this Note into shares of Common Stock, he shall surrender this Note at the office of the Company, and shall give written notice in person, or by facsimile, mail, postage prepaid, to the Company at its principal corporate office, of Holder's election to convert the Note and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued, the address of such persons to be used for record purposes, and the address(s) to which the certificate(s) should be delivered if different from the record address. Such notice shall be on the form attached to this Note as Exhibit `A'. The Company shall as soon as practicable thereafter, issue and deliver to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

         3.3 Voting Rights. If at any time or from time to time there occurs matters that require a vote by the shareholders of the Company, the Holder shall have the right to cast votes equal to the number of shares then convertible as of the date of the vote required.

         3.4 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
                  Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment

         3.5 No Fractional Shares and Certificates as to Conversion. No fractional shares shall be issued upon conversion of the Note, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

         3.6 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right. In the case of rights to acquire any shares of stock or any other class of securities or property, Company shall grant to Holder the same rights as if the Holder had converted his Note upon the Record Date.

         3.7 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of shares of Common Stock as shall from time to time be

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

                  sufficient to effect the conversion of all outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding Notes, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         3.8 Notices. Any notice required by the provisions of this Section 3 to be given to the Holder shall be deemed given if deposited in the United States mail, postage prepaid and certified, return receipt requested and addressed to Holder of record at his address appearing on the books of the Company.


4. Security. The Company has granted the Holder a security interest in the collateral set forth in the Security Agreement, including, but not limited to, all of the shares and assets of the Company.

5. Entitlement to Cash Flow. Until the Note is paid in full, the Holder is entitled to fifteen (15%) percent of the cash flow of the Company with cash flow defined as net income, plus depreciation and interest minus capital expenditures.

6. Assignment. Subject to the restrictions on transfer herein, the Holder may transfer this Note in whole or in part, in the event of partial transfer(s), the Company will exchange this Note for new Notes as instructed by the Holder equal to the total of this Note, by endorsement and delivery in the same manner as any negotiable instrument transferable by endorsement and delivery. Until this Note is transferred on the Company books, the Company may treat the registered Holder of this Note as the absolute owner of this Note for all purposes, despite any notice to the contrary. The Company's obligations hereunder may not be transferred without prior written consent of the Holder; any attempt to transfer without consent shall be void ab initio.

7. Restrictions on Transfer. This Note and the stock into which it is convertible have not been registered under the Securities act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any sate of the United States ("State Act"). This Note and the stock into which it is convertible have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof, and may not be offered, sold, pledged, hypothecated. Or otherwise transferred for value directly or indirectly, in the absence of an effective registration statement under the Act and compliance with applicable State Acts, or pursuant to an exemption from registration under the Act and under applicable State Acts, the availability of which are established by means of an opinion to such effect. In form and substance satisfactory to the Company and rendered by legal counsel satisfactory to the Company. The certificates representing the shares into which this Note is convertible shall bear the foregoing legend.

8. Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the event of such occurrence, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company at its expense will execute and deliver, in lieu of this Note, a new Note of like tenor. On surrender of this Note for exchange and subject to the provisions of this Note on compliance with the Securities Act, the Company, at its expense will issue to or on the order of the Holder of this Note a new Note or Notes of like tenor, in the name of that Holder or as that Holder (on payment by the Holder of any applicable transfer taxes) may direct, in the same total principal amount as this Note.

9. Appointment of Agent. The Company may, on written notice to the Holder of this Note, appoint an agent for the purposes of issuing Common Stock or other securities on the conversion of this Note and of replacing or exchanging this Note; and after that appointment occurs any such issuance, replacement, or exchange shall be made at that office by that agent.

10. Restrictive Covenant. The Company agrees that it will provide us with twenty four hour notice prior to entering into any agreements for capital raising and the incurring of indebtedness and we shall have the option of approving of such agreement.

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

11.      Miscellaneous.

         11.1 Amendment. No supplement, modification, or amendment of this Note shall be binding unless executed in writing by all the parties hereto.

         11.2 Waiver. No waiver of any of the provisions of this Note shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Neither the acceptance of any partial or delinquent payment by the Holder nor the Holder's failure to exercise any of its rights or remedies on default by the Company shall be a waiver by the Holder of any default or the Company obligations under this Note, or a waiver of any subsequent default by the Company.

         11.3 Timeliness. Time is of the essence of this Note and each and all of its provisions.

         11.4 Notices. Notices given under this Note shall be in writing and shall be delivered personally, by messenger, by certified U.S. mail, return receipt requested, or by a common overnight carrier delivery service. Notices shall be deemed received upon receipt of same. Notices to the Company shall be addressed to 2999 NE 191st Street, Penthouse 2, North Miami Beach, Florida 33180. Notices to the Holder shall be directed to Holder at the Holder's address of record on the Company's books. A party may change its address for notice by giving written notice to the other party in accordance with this Section.

         11.5 Governing Law and Venue. This Note shall be construed in accordance with, and governed by, the laws of the State of Florida, and any action or proceeding, including arbitration, brought by any party in which this Note is a subject shall be brought in Florida

         11.6 Effect of Headings. The headings of the sections of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         11.7 Invalidity. Any provision of this Note which is invalid, void, or illegal, shall not affect, impair, or invalidate any other provision of this Note, and such other provisions of this Note shall remain in full force and effect.

         11.8 Professional Fees and Costs. If any legal or equitable action, arbitration, or other proceeding, whether on the merits or on motion, are brought or undertaken, or an attorney is retained to enforce this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, then the successful or prevailing party or parties in such undertaking (or the party that would prevail if an action were brought) shall be entitled to recover reasonable attorney's fees and other professional fees and other costs incurred in such action, proceeding or discussions, in addition to any other relief to which such party would be entitled. The parties intend this provision be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses.


                                             Old Fashioned Syrup Company.


                                                   By: /s/ David Goldberg




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



                                   EXHIBIT `A'

                                CONVERSION NOTICE


TO:      Old Fashioned Syrup Company
         2999 NE 191st Street,
         Penthouse 2
         North Miami Beach, Florida 33180
         Attn:    Corporate Secretary

         The undersigned owner of this Senior Secured Convertible Note due October 15, 2004 (the "Note") issued by Old Fashioned Syrup Company (the "Company") hereby irrevocably exercises its option to convert the amount owed on the Note into fifty one (51%) percent of the issued and outstanding shares of Common Stock of the Company in accordance with the terms of the Note. The undersigned directs that the Common Stock and certificates therefore deliverable upon conversion be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Note set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:


                                           ---------------------------------
                                           Signature

         Fill in for registration of Note:

Please print name and address
(including ZIP code number):

------------------------

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